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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 1996

       Commission File Number:  1-6828       Commission File Number:  1-7959

              STARWOOD LODGING                      STARWOOD LODGING
                    TRUST                              CORPORATION
        (Exact name of registrant as          (Exact name of registrant as
          specified in its charter)              specified in its charter)
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
          Maryland                                              Maryland
(State or other jurisdiction                          (State or other jurisdiction
  of incorporation or organization)                     of incorporation or organization)

          52-0901263                                            52-1193298
(I.R.S. employer identification no.)                  (I.R.S. employer identification no.)

2231 E. Camelback Road, Suite 410                     2231 E. Camelback Road, Suite 400
    Phoenix, Arizona 85016                                  Phoenix, Arizona 85016
(Address of principal executive                       (Address of principal executive
   offices, including zip code)                          offices, including zip code)

       (602) 852-3900                                        (602) 852-3900
(Registrant's telephone number,                       (Registrant's telephone number,
    including area code)                                  including area code)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On August 13, 1996, the Company announced that as of August 12, 1996, it had completed the acquisition of eight upscale and luxury full-service hotels including: the 290-room Ritz Carlton in Philadelphia, Pennsylvania; the 373-room Ritz Carlton in Kansas City, Missouri; the 347-room Westin Hotel in Waltham, Massachusetts; the 370-room Doubletree Hotel at Concourse in Atlanta, Georgia; the 739-room Doubletree Hotel LAX in Los Angeles, California; the 450-room Doubletree Hotel at Horton Plaza in San Diego, California; the 321-room Doubletree Grand Hotel at Mall of America, Bloomington, Minnesota; and the 251-room Sheraton Ft. Lauderdale Airport Hotel in Dania, Florida from Teachers Insurance and Annuity Association for an aggregate purchase price of approximately $309 million in cash.

         A copy of the press release is filed as Exhibit 99.1 to this report on Form 8-K.

         On August 20, 1996, the Company announced that as of August 16, 1996, it had completed the acquisition of a portfolio of upscale, full-service hotels including: the 275-room Marque in Atlanta, Georgia; the 247-room Sheraton in Needham, Massachusetts; the 198-suite Embassy Suites in Palm Desert, California; the 297-suite Embassy Suites in St. Louis, Missouri; the 215-room Hotel Park in Tucson, Arizona; the 422-room Arlington Park Hilton in Arlington Heights, Illinois; the 224-room Hilton Hotel in Allentown, Pennsylvania; and the 293-room Radisson Marque in Winston-Salem, North Carolina from Hotels of Distinction Ventures, Inc. The ninth and final property in the portfolio, the 254-room Sheraton Metrodome in Minneapolis, Minnesota, is expected to close escrow within 30 days. The aggregate purchase price for the entire nine-property portfolio is approximately $135 million in cash.

         A copy of the press release is filed as Exhibit 99.2 to this report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

         (a) Financial Statements of Businesses Acquired. Previously filed. See the Company's Current Report on Form 8-K dated June 28, 1996.

         (b) Pro Forma Financial Information. Previously filed. See the Company's Current Report on Form 8-K dated June 28, 1996.

         (c) Exhibits.

                  99.1     Form of press release dated August 13, 1996.
                  99.2     Form of press release dated August 20, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

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STARWOOD LODGING TRUST                       STARWOOD LODGING CORPORATION

By: /s/ Ronald C. Brown                      By: /s/ Alan M. Schnaid
   -----------------------------                ----------------------------------------
    Ronald C. Brown                              Alan M. Schnaid
    Senior Vice President and                    Vice President and Corporate Controller
    Chief Financial Officer                      Principal Accounting Officer
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Date:  August 23, 1996